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                      THE EARTHGRAINS COMPANY

                     1996 STOCK INCENTIVE PLAN

     (AS AMENDED APRIL 11, 1996, MARCH 21, 1997, MAY 30, 1997,
                        AND APRIL 29, 1999;
            RESTATED TO REFLECT 2-FOR-1 STOCK SPLITS ON
                  JULY 28, 1997 AND JULY 20, 1998)

SECTION 1.  PURPOSE.

     The purpose of the Plan is to attract, retain, motivate and reward employees of the Company and its Subsidiaries and Affiliates with stock-related compensation arrangements.

SECTION 2.  MAXIMUM NUMBER OF SHARES.

     (a) The maximum number of shares of Stock which may be issued pursuant to Awards under the Plan, and the maximum number of shares for which ISOs may be granted under the Plan, shall be 5,720,000 shares, subject to adjustment as provided in Section 11. For this purpose:

          (i) The number of shares underlying an Award shall be counted against the Plan maximum ("used") at the time of grant; shares underlying alternative Awards shall be counted only once.

          (ii) When an Award is payable in cash and the amount of such cash is based on the value of a number of shares of Stock which is determinable at the time of grant, that determinable number of shares shall be deemed to underlie that Award for purposes of the Plan. If the amount of such cash, including any cash provided pursuant to
     Section 15 below, in effect is calculated by applying a percentage to the Fair Market Value of a certain number of shares of Stock, if such percentage is determinable at the date of grant, and if such determinable percentage in effect exceeds 100%, the Committee shall determine at the time of grant the number of shares which is deemed to underlie such Award.

          (iii) If the number of shares underlying an Award is not determinable at the time of grant, the Committee shall determine at the time of grant a number of shares which is deemed to underlie such Award; that number may be adjusted after grant as the Committee deems appropriate.

          (iv) Shares which underlie Awards that (in whole or part) expire, terminate, are forfeited, or otherwise become non-payable, or which are recaptured by the Company in connection with a forfeiture event, may be re-used in new grants to the extent of such expiration, termination, forfeiture, non-payability, or recapture.

     (b) Notwithstanding any other provisions of the Plan, the maximum number of shares underlying Awards that may be granted to any Eligible Employee during any calendar year shall be 1,300,000, subject to adjustment as provided in Section 11.

     (c) No more than 666,204 shares of Restricted Stock shall be granted under the Plan (not counting, for this purpose, Restricted Stock issuable upon exercise of Options or SARs), subject to adjustment as provided in Section 11.

     (d) In its discretion, the Company may issue treasury shares or authorized but previously unissued shares.



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SECTION 3.  ELIGIBILITY.

     Officers and management employees of the Company, Subsidiaries or Affiliates shall be eligible to receive Awards under the Plan. A Director of the Company or a Subsidiary or an Affiliate shall be eligible only if he or she also is an officer or employee of the Company, a Subsidiary or an Affiliate. Notwithstanding the foregoing, persons employed only by Affiliates shall not be eligible to receive ISOs.

SECTION 4.  GENERAL PROVISIONS RELATING TO AWARDS.

     (a) Subject to the limitations in the Plan, the Committee may cause the Company to grant Awards to such Eligible Employees, at such times, of such types, in such amounts, for such periods, becoming exercisable at such times, with such features, with such option prices, purchase prices or base prices, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate. Each Award shall be evidenced by a written Award Agreement between the Company and the Recipient. In granting an Award, the Committee may take into account any factor it deems appropriate and consistent with the purpose of the Plan.

     (b) Except as otherwise provided in the Plan, one or more Awards may be granted separately or as alternatives to each other. If Awards are alternatives to each other:

          (i) the exercise of all or part of one automatically shall cause an immediate equal and corresponding termination of the other; and

          (ii) unless the Award Agreement or the Committee expressly permit otherwise, alternative Awards which are transferable may be transferred only as a unit, and alternative Awards which are exercisable must be exercisable by the same person or persons.

     (c) All or any portion of any payment to a Recipient, whether in cash or shares of Stock, may be deferred to a later date if and as provided in the Award Agreement. Deferrals may be for such periods and upon such terms and conditions (including the provision of interest, dividend equivalents, or other return on such amounts) as the Committee may determine. The Committee may structure Award Agreements so that the imposition of income and other taxes on Recipients is deferred in whole or part.

     (d) Award Agreements may contain any provision approved by the Committee relating to the period for exercise or vesting after termination of employment. Except to the extent otherwise expressly provided in the Award Agreement, termination of employment includes separation from the group of companies comprised of the Company and its Subsidiaries and Affiliates for any reason, including death, Disability, retirement, resignation, dismissal, disposition of a Subsidiary or operation (whether by stock or asset sale or otherwise), disposition of an interest in an Affiliate, spin-off, shutdown, or any other event.

     (e) Award Agreements may, in the discretion of the Committee, contain a provision permitting a Recipient to designate the person who may exercise or receive an Award upon the Recipient's death, either by will or by appropriate notice to the Company.

     (f) A Recipient shall have none of the rights of a shareholder with respect to shares of Stock covered by his or her Award until shares are issued in his or her name.

     (g) The Committee may provide in Award Agreements that Awards, except for ISOs and SARs which are alternatives to ISOs, are transferable. Transferability may be subject to such conditions

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and limitations as the Committee deems appropriate.  Except to the extent otherwise expressly set forth in the Award Agreement, Awards shall not be transferable other than by will or the laws of descent and distribution, and (if exercise is required) shall be exercisable during the Recipient's lifetime only by the Recipient or his or her guardian or legal representative. This paragraph shall not apply to Restricted Stock after it vests.

SECTION 5.  OPTIONS AND SARS.

     (a) Except as provided in Section 11(b), the option price per share of Options or the base price of SARs shall not be less than Fair Market Value per share of Stock on the Options' or the SARs' grant date, nor less than the par value of a share of Stock, except that SARs which are alternatives to Options but which are granted at a later time may have a base price equal to the option price even though the base price is less than Fair Market Value on the date the SARs are granted.

     (b) The grant of Options and their related Option Agreement must clearly identify the Options as either ISOs or as NQSOs.

     (c) If Options, SARs, and/or Limited Rights are granted as alternatives to each other: (i) the option prices and the base prices (as applicable) shall be equal, (ii) SARs and/or Limited Rights which are alternatives to ISOs may be granted only at the same time the ISOs are granted, and (iii) SARs which are alternatives to Options, and Limited Rights which are alternatives to Options or SARs, shall expire or terminate at the same time as the Options or SARs to which they are alternatives.

     (d) In the case of SARs, the Award Agreement may specify the form of payment or may provide that the form is to be determined at a later date, and may require the satisfaction of any rules or conditions in connection with receiving payment in any particular form. If the Recipient is a Reporting Person at the time of grant or during the SARs' term and is given an election to receive cash in full or partial settlement of SARs, the Committee shall have sole discretion to approve or disapprove such election at any time after it is made.

     (e) Notwithstanding any other provision of the Plan, no Options or SARs shall contain a so-called "reload" feature under which Options or SARs are automatically granted to Recipients upon exercise of Options or SARs.

SECTION 6.  LIMITED RIGHTS.

     (a) The Committee shall have authority to grant limited stock appreciation rights ("Limited Rights") to any Recipient of any Options or SARs granted under the Plan (the "Related Award") with respect to all or some of the shares of Stock which underlie such Related Award. Limited Rights shall not be granted separately, but shall be granted only as alternatives to their Related Award. Limited Rights may be granted either at the time of grant of the Related Award or (except in the case of ISOs) at any time thereafter during its term. Limited Rights shall be exercisable or payable at such times, payable in such amounts, and subject to such other terms, conditions, and restrictions as the Committee deems appropriate.

     (b) The Committee shall place on any Limited Rights granted to a Reporting Person such restrictions as may be required by Rule 16b-3 at the time of grant, and shall amend the Plan accordingly to the extent required by Rule 16b-3. The Committee shall place on any Limited Rights for which the Related Award is ISOs such restrictions as may be required by the Code at the time of grant, and shall amend the Plan accordingly to the extent required by the Code.

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SECTION 7.  RESTRICTED STOCK.

     (a) "Restricted Stock" means Stock issued to a Recipient which is subject to transfer restrictions prior to vesting and is subject to forfeiture upon the happening of such events or such conditions or upon the failure to satisfy such rules, requirements and conditions as the Committee specifies in the Award Agreement. Stock issued in connection with an Award Agreement is not Restricted Stock unless so designated in the Award Agreement or in a rule or resolution of the Committee. When Restricted Stock vests, it ceases to be Restricted Stock for purposes of the Plan.

     (b) The certificate representing the shares of Restricted Stock issued in the name of the Recipient may be held by the Company and/or may have a legend placed upon it to the effect that the shares represented by it are subject to, and may not be transferred except in accordance with the Plan and the Award Agreement relating to such shares. Dividends relating to shares of Restricted Stock may be paid to the Recipient or held by the Company for the Recipient's benefit, as the Committee may provide in the Award Agreement; if held by the Company, the Committee may require that the Company pay interest or other return to the Recipient on any cash dividends at such rate(s) and time(s) as the Committee provides in the Award Agreement.

     (c) If the Recipient of Restricted Stock is a Reporting Person on the grant date, at least one of the following requirements shall be satisfied:

          (i) the Award is a stock bonus granted for no consideration (other than services rendered or to be rendered);

          (ii) the Award is a stock bonus granted for the minimum amount of consideration (other then services) required by applicable corporate law, which amount in no event exceeds 10% of the Fair Market Value of a share of Stock on the payment date, and which amount is paid to the Company within 60 days after the grant date:

          (iii) the Award consists of Options which are payable in Restricted Stock; or

          (iv) the Award is an Other Stock Interest which is payable in Restricted Stock and which either is granted in conformity with (i) or (ii) above, or constitutes an option or similar right (including a stock appreciation right) or any other type of derivative security for the purposes of Rule 16b-3.

This paragraph (c) shall apply to a grant only when required by Rule 16b-3 at the time and under the circumstances of the grant.

SECTION 8.  OTHER STOCK INTERESTS.

     "Other Stock Interest" means any compensatory arrangement not inconsistent with the Plan which is established by the Committee and which might (a) involve the issuance of Stock to an Eligible Employee or
(b) involve or be treated as involving the acquisition or disposition of an equity security of the Company for purposes of Section 16 of the Act. Other Stock Interests are not limited to any specific form or structure. Without limiting the above, Other Stock Interests may include stock bonuses, deferred stock, variable priced stock options, performance shares, phantom stock, and convertible securities, and may be granted in connection with or apart from other compensation programs or plans or other types of Awards under the Plan. In connection with the grant of Other Stock Interests, the Committee may provide for payment to the Recipient of amounts equal to dividends which would have been paid had Stock actually been issued to the Recipient. In addition,

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Other Stock Interests may provide for payment of cash or other property in lieu of Stock or other securities of the Company. The Committee shall place on any Other Stock Interest granted to a Reporting Person such restrictions as may be required by Rule 16b-3 at the time of grant, and shall amend the Plan accordingly to the extent required by Rule 16b-3.

SECTION 9.  STOCK ISSUANCE, PAYMENT, AND WITHHOLDING.

     (a) If an Award contemplates the payment of a purchase price (including the option price of Options), the Recipient may pay the purchase price in cash, Stock (including shares of previously-owned Stock, or Stock issuable in connection with the Award), or other property, to the extent permitted or required by the Award Agreement or the Committee from time to time. The Committee may permit deemed or constructive transfers of shares in lieu of actual transfer and physical delivery of certificates. Except to the extent prohibited by applicable law, the Committee or its delegate may take any necessary or appropriate steps in order to facilitate the payment of any such purchase price. Without limiting the foregoing, the Committee may allow the Recipient to defer payment of such purchase price, or may cause the Company to loan the purchase price to the Recipient or to guaranty that any shares to be issued will be delivered to a broker or lender in order to allow the Recipient to borrow the purchase price. The Committee may require satisfaction of any rules or conditions in connection with paying the purchase price at any particular time, in any particular form, or with the Company's assistance.

     (b) If shares used to pay any such purchase price are subject to any prior restrictions imposed in connection with any plan of the Company (including the Plan), an equal number of the shares of Stock purchased shall be made subject to such prior restrictions in addition to any further restrictions imposed on such purchased shares by the terms of the Award Agreement or Plan.

     (c) When the obligation arises to collect and pay Required Withholding Taxes, the Recipient shall promptly reimburse the Company or Employer (as required by the Committee or Company) for the amount of such Required Withholding Taxes in cash, unless the Award Agreement or the Committee permits or requires payment in another form. In the discretion of the Committee or its delegate and at the Recipient's request, the Committee or its delegate may cause the Company or Employer to pay to the appropriate taxing authority Withholding Taxes in excess of Required Withholding Taxes on behalf of a Recipient, which shall be reimbursed by the Recipient. In the Award Agreement or otherwise, the Committee may allow a Recipient to reimburse the Company or Employer for payment of Withholding Taxes with shares of Stock or other property.
The Committee may require the satisfaction of any rules or conditions in connection with any non-cash payment of Withholding Taxes. If a Recipient is a Reporting Person at the time of grant or during the Award's term and is given an election to pay any Withholding Taxes with Stock, the Committee shall have sole discretion to approve or disapprove such election at any time after the election is made.

     (d) If provided in the Award Agreement relating to an ISO, the Committee may prohibit the transfer by a Recipient of shares of Stock issued to him or her upon exercise of an ISO into the name of a nominee, and the Committee may require the placement of a legend on certificates for such shares reflecting such prohibition.

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SECTION 10. FORFEITURES.

     (a) The Committee may include in any Award Agreement any provisions relating to forfeitures of Awards that it deems appropriate. Such forfeiture provisions may include, among others, prohibitions on competing with the Company and its Subsidiaries and Affiliates and other detrimental conduct. Forfeiture provisions for one Award type may differ from those for another type, and also may differ among Awards of the same type. As used in the Plan, a "forfeiture" of an Award includes the recapture of economic benefits derived from an Award, as well as the forfeiture of an Award itself; however, the Committee may define the term more narrowly in specific Award Agreements or contexts.

     (b) Award Agreements may provide for any forfeiture provision to terminate or be waived upon an Acceleration Date. In its discretion, the Committee may provide in any Award Agreement for the termination of any forfeiture provision upon the happening of any specified event, and may terminate or waive any forfeiture provision by action taken after grant.

SECTION 11. ADJUSTMENTS AND ACQUISITIONS.

     (a) In the event of (i) any change in the outstanding shares of Stock by reason of any stock split, combination of shares, stock dividend, reorganization, merger, consolidation, or other corporate change having a similar effect, (ii) any separation of the Company including a spin-off or other distribution of stock or property by the Company, or (iii) any distribution to shareholders generally other than a normal dividend, the Committee shall make such equitable adjustments to the Plan and to outstanding Awards as it shall deem appropriate in order to prevent the dilution or enlargement of (A) the Awards which may be granted, the shares of Stock which may be issued, or the shares for which ISOs may be granted under the Plan, (B) the economic value of outstanding Awards or (C) the limitations imposed by Section 2(b) of the Plan, provided, however, that the Committee shall not make any adjustment which would constitute or result in an increase in the aggregate number of Shares available under the Plan, or the annual limit on the number of Awards which may be granted to an Eligible Employee under Section 2(b) of the Plan, requiring shareholder approval under
Section 422 or Section 162(m) of the Code. Any such determination by the Committee shall be conclusive and binding on all concerned.

     (b) In the event the Company or a Subsidiary enters into a transaction described in Section 424(a) of the Code with any other corporation, the Committee may grant Options, SARs or Limited Rights to employees or former employees of such corporation in substitution of stock awards, stock appreciation rights or limited stock appreciation rights (respectively) previously granted to them by such corporation upon such terms and conditions as shall be necessary to qualify such grant as a substitution described in Section 424(a) of the Code.

SECTION 12. ACCELERATION.

     (a) An "Acceleration Date" occurs when any of the following events occur:

          (i) any Person (as defined herein) becomes the beneficial owner directly or indirectly (within the meaning of Rule 13d-3 under the Act) of more than 30% of the Company's then outstanding voting securities (measured on the basis of voting power), provided, however, that shares issued or distributed by the Company in connection with the acquisition of another company or business from such Person shall be counted as being

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outstanding, but otherwise shall be ignored in determining the percentage beneficially owned by such Person;

          (ii) the shareholders of the Company approve a definitive agreement of merger or consolidation with any other corporation or business entity, other than (x) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (y) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person acquires more than 50% of the combined voting power of the Company's then outstanding securities;

          (iii) a change occurs in the composition of the Board of Directors during any period of twenty-four consecutive months such that individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved; or

          (iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all the Company's assets.

For purposes of this paragraph, "Person" shall have the meaning given in
Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; however, a Person shall not include (aa) the Company or any of its subsidiaries, (bb) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (cc) an underwriter temporarily holding securities pursuant to an offering of such securities, or (dd) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock.

     (b) If an Acceleration Date occurs while Awards remain outstanding under the Plan, then all Awards shall "vest," which means:

          (i)   all Options and SARs shall become fully
     exercisable; and

          (ii) all shares of Restricted Stock shall become nonforfeitable and freely transferable (except for such restrictions as may be imposed by the Securities Act of 1933, as amended, or applicable state securities laws), and all conditions to unrestricted ownership provided in their Award Agreements which have not previously been satisfied shall lapse.

In the case of Other Stock Interests, the term "vest" shall have that meaning given it by the Committee at the time of grant.

     (c) Except to the extent prohibited by Rule 16b-3 in the case of Reporting Persons, the Committee may accelerate the date on which any Award or Stock or property issued pursuant to an Award shall vest and may remove any restrictions on such Award at any time after grant and for any reason the Committee deems appropriate.

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     (d)  All Awards, and all shares of Stock or property issued pursuant to an Award, shall automatically vest upon a termination of employment caused by the death, Disability, or (except for Restricted Stock and Other Stock Interests) retirement of the Recipient. The Committee may determine the circumstances under which a Recipient is deemed to have retired.

SECTION 13. ADMINISTRATION.

     (a) The Plan shall be administered by the Compensation and Human Resources Committee of the Board, or another committee appointed by the Board from time to time, consisting of three or more persons, each of whom at all times shall be a member of the Board and none of whom shall be an officer or employee of the Company or any of its subsidiaries at the time of service. Committee members shall not be eligible for selection to receive Awards under the Plan.

     (b) During any time when one or more Committee members may not be qualified to serve under Rule 16b-3 or Section 162(m) of the Code, the Committee may form a sub-Committee from among its qualifying members to act, in lieu of the full Committee, with respect to all or any specified category of Awards granted to all or any specified group of Recipients, and may take other actions deemed appropriate and convenient to prevent, control, minimize, or eliminate any adverse effects of such potential disqualification. At the Committee's request or on its own motion, the Board may ratify or approve grants, or any terms of any grants, made by the Committee or a sub-Committee during any time that any member of the Committee may not be qualified to approve such grants or terms under Rule 16b-3.

     (c) A majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the members of the Committee, shall be the acts of the Committee.
The Committee may meet in person, by telephone or television conference, or in any other manner permitted by applicable law. From time to time the Committee may adopt, amend, and rescind such rules and regulations for carrying out the Plan and implementing Award Agreements, and the Committee may take such action in the administration of the Plan, as it deems proper. The interpretation of any provisions of the Plan by the Committee shall be final and conclusive unless otherwise determined by the Board.

     (d) To the extent the Committee deems it convenient and appropriate, the Committee may delegate such of its powers and duties, including (among other things) its power to grant Awards, to one or more members of the Committee or to one or more officers of the Company. Any such delegation shall be subject to such limitations and conditions as the Committee deems appropriate. However, notwithstanding the foregoing: (i) the power to grant Awards may not be delegated to an officer who is not also a director of the Company except in conformity with applicable Delaware law; and, (ii) no officer may grant Awards to him- or herself or to his or her superiors unless such grants are ratified by the Committee or the Board.

SECTION 14. AMENDMENT, TERMINATION, SHAREHOLDER APPROVAL.

     (a) The Board may amend or terminate the Plan at any time, except that without the approval of the Company's shareholders, no amendment shall (i) increase the maximum number of shares issuable, or the maximum number of shares for which ISOs may be granted, under the Plan, (ii) change the class of persons eligible to be Recipients, (iii) change the annual limit on Awards which

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may be granted to an Eligible Employee provided in Section 2(b), (iv)
withdraw the authority of the Committee to administer the Plan, or (v) change the provisions of this Section 14(a).

     (b) The Committee may amend the Plan from time to time to the extent necessary to (i) comply with Rule 16b-3 and, to the extent it deems appropriate, (ii) prevent benefits under the Plan from constituting "applicable employee remuneration" within the meaning of
Section 162(m) of the Code.

     (c) No Awards may be granted under the Plan after February 21, 2006.

     (d) The approval by shareholders described in this Section shall consist of the approving vote of the holders of a majority of the outstanding shares of Stock present (in person or by proxy) at a meeting of the shareholders at which a quorum is present, unless a greater vote is required by the Company's charter or by-laws, by the Board, by the Company's principal stock exchange, or by applicable law (including Rule 16b-3 or Section 162(m) of the Code).

SECTION 15. ADDITIONAL PAYMENTS.

     The Committee may grant a Recipient the right to receive additional compensation in cash or other property (in addition to any cash or other property payable under the terms of the Award itself) upon the exercise of Options, SARs, or exercisable Other Stock Interests, or the vesting of Restricted Stock or non-exercisable Other Stock Interests, provided that (i) in the case of ISOs such compensation is includible in income under Sections 61 and 83 of the Code at the time of such exercise or vesting and (ii) no such right may be granted in connection with any SARs or Limited Rights which are alternatives to ISOs.

SECTION 16. DEFINITIONS.

     (a)  "Acceleration Date" has the meaning given in Section 12(a).

     (b) "Act" means the Securities Exchange Act of 1934, as amended from time to time.

     (c) "Affiliate" means any entity in which the Company has a substantial direct or indirect equity interest (other than a Subsidiary), as determined by the Committee.

     (d) "Award" means a grant of ISOs, NQSOs, SARs, Limited Rights, Restricted Stock or Other Stock Interests.

     (e)  "Award Agreement" means the written agreement referred to in
Section 4(a) between the Company and the Recipient evidencing an Award.

     (f)  "Board" means the Board of Directors of the Company.

     (g) Options "cease to qualify as ISOs" when they fail or cease to qualify for the exclusion from income provided in Section 421 (or any successor provision) of the Code.

     (h) "Code" means the U.S. Internal Revenue Code as in effect from time to time.

     (i)  "Committee" means the Compensation and Human Resources
Committee described in Section 13 hereof.

     (j)  "Company" means The Earthgrains Company and its successors.

     (k) "Disability" means the condition of being "disabled" within the meaning of Section 422(c)(6) of the Code or any successor provision.

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     (l)  "Eligible Employee" means a person who is eligible to receive an Award under Section 3 of the Plan.

     (m) "Employer" means the Company, the Subsidiary, or the Affiliate which employs the Recipient.

     (n) "Fair Market Value" of Stock on a given date means (i) the average of the highest and lowest selling prices per share of Stock reported on the New York Stock Exchange Composite Tape or similar quotation service for such date, (ii) if Stock is not listed on the New York Stock Exchange, the average of the highest and lowest selling prices per share of Stock as reported for such date on the principal stock exchange or quotation system in the U.S. on which Stock is listed or quoted (as determined by the Committee), or (iii) if neither of the preceding clauses is applicable, the value per share determined by the Committee in a manner consistent with the Treasury Regulations under
Section 2031 of the Internal Revenue Code. If no sale of Stock occurs on such date, but there were sales reported within a reasonable period both before and after such date, the weighted average of the means between the highest and lowest selling prices on the nearest date before and the nearest date after such date shall be used, with the average to be weighted inversely by the respective numbers of trading days between the selling dates and such date. "Fair Market Value" of Restricted Stock is the same as the Fair Market Value of any other Stock.

     (o)  "Forfeiture" has the meaning given in Section 10(a).

     (p) "ISO" or "Incentive Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as an "Incentive Stock Option" and which qualifies as an "incentive stock option" under Section 422 (or any successor provision) of the Code.

     (q)  "Limited Right" has the meaning given in Section 6.

     (r) "NQSO" or "Non-Qualified Stock Option" means an option to purchase one share of Stock for a specified option price which is designated by the Committee as a "Non-Qualified Stock Option," or which is designated by the Committee as an ISO but which ceases to qualify as an ISO.

     (s)  "Option" means an ISO or an NQSO.

     (t) "Option Agreement" means an Award Agreement which evidences a grant of Options.

     (u) "Optionee" means a person to whom Options are granted pursuant to the Plan.

     (v)  "Other Stock Interest" has the meaning given in Section 8.

     (w) "Plan" means The Earthgrains Company 1996 Stock Incentive Plan, as amended from time to time.

     (x) "Recipient" means an Eligible Employee to whom an Award is granted pursuant to the Plan.

     (y) "Reporting Person," as of a given date, means a Recipient who would be required to report a purchase or sale of Stock occurring on such date to the Securities and Exchange Commission pursuant to Section 16(a) of the Act and the rules and regulations thereunder.

     (z)  "Restricted Stock" has the meaning given in Section 7.

     (aa) "Rule 16b-3" means Rule 16b-3 (as amended from time to time) promulgated by the Securities and Exchange Commission under the Act, and any successor thereto.

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     (bb) "SAR" means a stock appreciation right, which is a right to receive cash, Stock, or other property having a value on the date the SAR is exercised equal to (i) the excess of the Fair Market Value of one share of Stock on the exercise date over (ii) the base price of the SAR. The term "SAR" does not include a Limited Right.

     (cc) "Stock" means shares of the common stock of the Company, par value $0.01 per share, or such other class or kind of shares or other securities as may be applicable under Section 11. The term "Stock" shall include shares of Restricted Stock unless expressly provided otherwise in the Plan or an Award Agreement.

     (dd) "Subsidiary" means a "subsidiary corporation" of the Company as defined in Section 424(f) (or any successor provision) of the Code.

     (ee) "Vest" has the meaning given in Section 12(b).

     (ff) "Withholding Taxes" means, in connection with an Award, (i) the total amount of Federal and state income taxes, social security taxes, and other taxes which the Employer of the Recipient is required to withhold ("Required Withholding Taxes") plus (ii) any other such taxes which the Employer, in its sole discretion, withholds at the request of the Recipient.

SECTION 17. MISCELLANEOUS.

     (a) Each provision of the Plan and Option Agreement relating to ISOs shall be construed so that all ISOs shall be "incentive stock options" as defined in Section 422 of the Code or any statutory provision that may replace Section 422, and any provisions thereof which cannot be so construed shall be disregarded. Except as provided in
Section 10, no discretion granted or allowed to the Committee under the Plan shall apply to ISOs after their grant except to the extent the related Option Agreement shall so provide. Notwithstanding the foregoing, nothing shall prohibit an amendment to or action regarding outstanding ISOs which would cause them to cease to qualify as ISOs, so long as the Company and the Optionee shall consent to such amendment or action.

     (b) Without amending the Plan, Awards may be granted to Eligible Employees who are foreign nationals or who are employed outside the United States or both, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to further the purposes of the Plan. Such different terms and conditions may be reflected in Addenda to the Plan. However, in the case of ISOs, no such different terms or conditions shall be employed if such term or condition constitutes, or in effect results in, an increase in the aggregate number of shares which may be issued under the Plan or a change in the definition of Eligible Employee.

     (c) Notwithstanding any other provision in the Plan, the Committee shall not act with respect to any Reporting Person in a manner which would contravene any requirement of Rule 16b-3 as in effect at the time of such action, without the knowing consent of such Reporting Person.

     (d) Nothing in the Plan or any Award Agreement shall confer on any person or expectation to continue in the employ of his or her Employer, or shall interfere in any manner with the absolute right of the Employer to change or terminate such person's employment at any time for any reason or for no reason.

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